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                                                                   EXHIBIT 10.24

                        ASSUMPTION AND RELEASE AGREEMENT

          THIS ASSUMPTION AND RELEASE AGREEMENT is made and entered into as of November 1, 1996, by and among SUNNYVALE RESIDENCE ASSOCIATES, L.P., a Kansas limited partnership ("Borrower"), INNKEEPERS RESIDENCE SILI II, L.P., a Virginia limited partnership ("Buyer"), JF HOTEL III, INC. a Virginia corporation ("Tenant") and MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation ("Lender").

                                R E C I T A L S:

     A. Lender has heretofore made to Borrower a loan in the original principal amount of $15,140,000 ("Loan"), as evidenced by a Promissory Note dated as of May 31, 1995 ("Note"), and secured by, among other things, a Deed of Trust and Security Agreement and Fixture Filing dated as of May 31, 1995, and recorded June 2, 1995, in Book N870, Page 0957, as Instrument No. 12904799, Santa Clara County Records ("Deed of Trust"), and encumbering that certain real property more particularly described therein ("Property"). By his separate execution of the Deed of Trust, a general partner in Borrower, Jack P. DeBoer ("General Partner"), confirmed his joint and general liability for the covenants, agreements and obligations of Borrower thereunder. In connection with the Loan, Borrower and General Partner have executed in favor of Lender a Certificate of Borrower dated as of May 31, 1995 ("Certificate"), and Borrower has executed in favor of Lender UCC-1 Financing Statements in order to perfect the security interest granted under the Deed of Trust ("Financing Statements"). In addition, in connection with the Loan, Borrower and Lender have entered into an FF&E Escrow Agreement dated as of May 31, 1995 ("Escrow Agreement") as consented to by Residence Inn by Marriott, Inc. ("RIBM"), and Borrower, Lender, RIBM and Marriott International, Inc. ("Marriott") have entered into a Subordination, Attornment and Non-Disturbance Agreement dated as of May 31, 1995 ("Marriott Subordination"). The Note, Deed of Trust, Certificate, Financing Statements, Escrow Agreement, Marriott Subordination, this Agreement and all other documents and instruments executed pursuant to this Agreement or in connection herewith are sometimes hereinafter referred to collectively as the "Loan Documents."

     B. Borrower is operating the Property as an extended-stay suites hotel. In connection therewith, Borrower has entered into a Management Agreement dated March 1, 1984, as amended by an Agreement and Amendment to Management Agreement dated May 31, 1995 ("Management Agreement"), with RIBM, pursuant to which RIBM provides to Borrower certain management services in connection with the operation of the Property. In addition, Borrower and Marriott have entered into a Residence Inn by Marriott Franchise

Agreement dated as of May 31, 1995 ("Franchise Agreement"), pursuant to which Marriott has granted to Borrower a franchise to use a hotel system and concept for the Property.

     C. Pursuant to the Contribution Agreement dated as of September 16, 1996, among Borrower, Innkeepers USA Limited Partnership and Innkeepers USA Trust ("Contribution Agreement"), Buyer has agreed to acquire all of Borrower's right, title and interest in and to the Property.

     D. Concurrently with Buyer's acquisition of the Property, Buyer proposes to enter into an Operating Lease Agreement ("Lease") with Tenant, pursuant to which Buyer will lease the Property to Tenant. In addition, pursuant to an Assignment and Assumption of Agreements ("Marriott Assignment"), concurrently with Buyer's acquisition of the Property, Borrower proposes to assign its right, title and interest under the Management Agreement and the Franchise Agreement to Tenant with the consent of RIBM and Marriott, and Buyer, Tenant, RIBM and Marriott propose to enter into a letter agreement amending the Management Agreement and the Franchise Agreement ("Marriott Agreements Amendment").

     E. Borrower has requested that Lender consent to Borrower's transfer of title to the Property to Buyer pursuant to the Contribution Agreement, Buyer's assumption of Borrower's obligations under and with respect to the Loan and certain other matters. Lender is willing so to consent, but only on the terms and conditions contained in this Agreement. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings attributed to such terms in the Loan Documents.

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Conditions Precedent. Lender's obligations under this Agreement are subject to the satisfaction of the following conditions precedent on or before November 8, 1996:

               (a) Lender's receipt of either (i) such endorsements to ALTA Loan Title Insurance Policy No. 748177-LM dated as of June 2, 1995, and issued by Chicago Title Insurance Company in favor of Lender, as Lender shall require, insuring Lender that the Deed of Trust, as amended and assumed pursuant to this Agreement, constitutes a first priority lien on the Property, subject to no subordinate liens and subject only to such other exceptions thereto as shall have been approved by Lender in writing; such endorsements shall include, without limitation, CLTA 110.5 and 111.4 (modified) endorsements, or (ii) an ALTA Loan Title Insurance Policy (1970 form) issued by Commonwealth Land Title Insurance Company in favor of Lender, dated as of the date of recordation of the Short Form Assumption (as hereinafter defined), in a form acceptable to Lender in its sole discretion;

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               (b) Lender's receipt of immediately available funds in the amount of (i) a transfer fee of one percent (1%) of the outstanding principal balance of the Loan as of the Effective Date (as hereinafter defined), which fee, after giving effect to the monthly payment under the Note to be made by Borrower on October 1, 1996, is in the amount of $149,500, and which fee is to be paid to Lender by wire transfer to Lender's account at Chase Manhattan Bank, ABA# 021 0000 21, for credit to the account of Massachusetts Mutual Life Insurance Company, Account No. 322-002-648, with reference to MMLIC Loan #95704, and (ii) all accrued and unpaid installments of principal and interest on the Loan as of the Effective Date;

               (c) Lender's receipt of the executed original of this Agreement, and any and all other documents, instruments and agreements which are required pursuant to this Agreement, or which Lender shall otherwise require as a condition precedent to Lender's obligations under this Agreement, in a form and content acceptable to Lender in its sole discretion, including, without limitation, (i) a short form of this Agreement executed by Borrower and Buyer in recordable form ("Short Form Assumption"); (ii) an Assignment of Leases and Rents executed by Buyer in recordable form ("Lease Assignment"); (iii) a Subordination Agreement executed by Buyer and Tenant in recordable form ("Lease Subordination"); (iv) UCC-1 Financing Statements executed by Buyer and Tenant in a proper form for filing with the California Secretary of State and the appropriate office in the State of Florida; (v) a Consent and Reaffirmation Agreement with respect to the Marriott Subordination executed by Borrower, Buyer, Tenant, RIBM and Marriott ("Amended Marriott Subordination"); (vi) a Loan Guaranty with respect to certain obligations of Buyer under the Loan Documents executed by Innkeepers USA Trust; (vii) true, correct and complete copies of the Contribution Agreement, the Lease, the Marriott Assignment and the Marriott Agreements Amendment; and (viii) opinions of legal counsel to Buyer and Tenant as to the due organization of Buyer and Tenant, the due authorization of the subject transaction by Buyer and Tenant, the qualification of Buyer and Tenant to transact business in the State of California, the enforceability of the Loan assumption documents against Buyer, and such other matters as Lender shall require, in a form and substance acceptable to Lender's counsel;

               (d) Recordation in the Santa Clara County Records of the Short Form Assumption and the Lease Assignment, together with such other documents and instruments, if any, as Lender shall require to be recorded;

               (e) Borrower's reimbursement to Lender of Lender's costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, title insurance costs, recording fees and attorneys' fees and disbursements, whether services are furnished by Lender's employees or agents or by independent contractors;

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               (f) No default, event of default, breach or failure of condition shall have occurred or exist, or would occur or exist with notice or lapse of time, or both, under any of the Loan Documents; and the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct; and

               (g) Lender's receipt of certified copies of, or certificates of insurance evidencing (as Lender shall require), Buyer's casualty insurance policy (including rental interruption insurance) and comprehensive liability insurance policy with respect to the Property, each in a form and amount satisfactory to Lender, and each naming Lender as an additional insured or loss payee, as the case may be, under such policy.

          2. Effective Date. The effective date of this Agreement ("Effective Date") shall be the date on which all of the conditions precedent set forth in
Section 1 above have been satisfied as determined by Lender or waived by Lender.

          3. Consent of Lender. Subject to the terms and conditions contained in this Agreement, effective as of the Effective Date, Lender hereby consents to Buyer's acquisition of the Property from Borrower pursuant to the Contribution Agreement ("Transfer") and agrees not to accelerate the maturity date of the Loan set forth in the Loan Documents by reason of the consummation of the Transfer. Lender's consent shall apply only to the Transfer and shall not extend to any other sale, conveyance, transfer or assignment of the Property or any interest therein, whether voluntary, involuntary or by operation of law. In addition, subject to the terms and conditions contained in this Agreement, effective as of the Effective Date, Lender hereby consents to (i) Buyer's entering into the Lease with Tenant; and (ii) Borrower's assignment of the Management Agreement and the Franchise Agreement to Tenant, and Buyer's and Tenant's entering into the Marriott Agreements Amendment.

          4. Assumption of Obligations. Effective as of the Effective Date, Buyer hereby assumes and agrees in favor of Lender timely to perform all of the covenants, agreements and obligations of Borrower under the Loan Documents and with respect to the Loan as if Buyer had originally executed the Loan Documents in its own name.

          5. Release of Borrower. Effective as of the Effective Date, Lender hereby releases Borrower from Borrower's liabilities and obligations under the Loan Documents and with respect to the Loan, and Lender hereby releases General Partner from General Partner's liabilities and obligations under the Deed of Trust; provided, however, that the foregoing release shall not apply to any such liabilities or obligations that shall have accrued prior to the Effective Date.

          6. Transfer of Property. Borrower and Buyer each hereby represent and warrant to Lender that, effective as of the Effective Date, Borrower has irrevocably and unconditionally conveyed, transferred and assigned to Buyer all of Borrower's right, title and interest in and to all real and personal property security for the Loan, including, without limitation, the following:

               (a) the Property;

               (b) the Loan Documents;

               (c) all tangible and intangible personal property owned by Borrower and used in connection with the use, management or operation of the Property, including all operating accounts and bank accounts;

               (d) the Escrow Account (as defined in the Escrow Agreement);

               (e) all service contracts, maintenance agreements and other, similar agreements relating to Borrower's use, maintenance or operation of the Property, to the extent not terminated pursuant to the Contribution Agreement;

               (f) all reciprocal easement agreements, operating agreements and declarations of covenants, conditions and restrictions relating to the Property; and

               (g) all deposits held by Borrower in connection with the provision of utility services to the Property.

Borrower further hereby represents and warrants to Lender that Borrower has obtained all consents to such conveyances, transfers and assignments which are required by any agreement relating to any of the above.

          7. Knowledge of Loan Documents. Buyer and Tenant each acknowledges and agrees that Buyer and Tenant each has personal knowledge of all of the terms and provisions of the Loan Documents, and that Lender has no duty or obligation to provide any information to Buyer or Tenant regarding the terms and provisions of the Loan Documents. Buyer and Tenant each further acknowledges and agrees that, except as expressly provided in this Agreement, Lender has not waived any right of Lender or obligation of Borrower or Buyer under the Loan Documents, and Lender has not agreed to any modification of any provision of the Loan Documents, including any extension of the maturity date of the Loan.

          8. Borrower's Representations and Warranties. Borrower hereby represents and warrants to Lender that (a) no default, event of default, breach or failure of condition has occurred or exists as of the date of this Agreement, or would occur or exist as of the date of this Agreement with notice or lapse of time, or both, under any of the Loan Documents; (b) to the best of Borrower's knowledge, all representations and warranties of Borrower in, under, in connection with or pursuant to the Loan Documents, including, without limitation, the representations and warranties contained in the Certificate are true and correct in all material respects as of the date of this Agreement and shall survive the execution and delivery of this Agreement; (c) Borrower has the requisite legal power and authority to execute, deliver and perform its obligations under this Agreement; and (d) this Agreement has been duly and validly authorized by Borrower, duly executed and delivered by Borrower, and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms. Borrower's representations and warranties are subject to the non-recourse provisions contained in the Loan Documents.

          9. Buyer's Representations and Warranties. Buyer hereby represents and warrants to Lender as follows:

               (a) Buyer is a limited partnership duly organized and validly existing under the laws of the State of Virginia, whose sole general partner is Innkeepers Residence Sili II, Inc., a Virginia corporation ("General Partner"). Buyer is entitled to conduct business in, and is in good standing of the laws of, the State of California. Buyer has all requisite legal power and authority to own and operate the Property, to carry on its business as presently conducted and to enter into and perform its obligations under the Loan Documents. General Partner has the legal right, power and authority to be a general partner in Buyer, and to perform on behalf of Buyer the obligations of Buyer under the Loan Documents.

               (b) The execution, delivery and performance of the Loan Documents have been duly authorized by all requisite partnership action by Buyer, and the Loan Documents, when executed and delivered to Lender, will constitute the legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms.

               (c) The execution and delivery of the Loan Documents by Buyer, the performance by Buyer of its obligations thereunder and the consummation of the transactions contemplated thereby will not conflict with, result in a breach of, constitute a default under, or require any approval or consent under, or (other than the lien of the Deed of Trust on the Property and the security interest of the Deed of Trust on the personal property covered thereby) result in the creation or imposition of any lien upon the Property or any of the other property or assets of Buyer under the provisions of any indenture, mortgage, deed of trust, agreement, or other instrument to which Buyer is a party or by which it is bound or any of its properties or assets are subject, and will not contravene any provision of Applicable Law.

               (d) There are no suits, actions, or proceedings pending or, to the best of Buyer's knowledge, threatened against Buyer or General Partner in any court or before any arbitrator or governmental authority which, if determined adversely, might have a material adverse effect on the Property or the business, operations, other properties, assets, or financial condition of Buyer or General Partner, the consummation of the transactions contemplated by the Loan Documents or the full performance of the obligations of Buyer thereunder.

               (e) Buyer is not in default or under any indenture, mortgage, deed of trust, agreement or other instrument to which Buyer is a party or by which it is bound or any of its properties or assets are subject, and no event has occurred and is continuing which, under the provisions of any such indenture, mortgage, deed of trust, agreement or other instrument, with the giving of notice or the passage of time, or both, would constitute a default thereunder.

          10. Amendment of Deed of Trust. The Deed of Trust is hereby amended as follows:

               (a) All references in the Deed of Trust to the RIBM Management Agreement and the RIBM Franchise Agreement shall mean and refer to the Management Agreement and the Franchise Agreement, each as assigned to Tenant and amended by the Marriott Agreements Amendment, as defined in this Agreement.

               (b) Paragraph 8 of the Rider to the Deed of Trust (which refers to Section 2.03 of the Deed of Trust) is hereby amended to delete the words "Annual Budget" and substitute the words "Repairs and Equipment Estimate" therefor.

               (c) Paragraph 10 of the Rider to the Deed of Trust (which refers to Section 2.04(e) of the Deed of Trust) is hereby amended to provide that the first three lines of subparagraph (viii) as set forth therein are to read as follows:

                    "(viii) Residence Inn by Marriott, Inc. ("RIBM") shall not have terminated the RIBM Management Agreement, or Marriott International, Inc. ("Marriott") shall not have terminated the RIBM
          Franchise Agreement, by reason of such damage, destruction . . . ."

               (d) Paragraph 12 of the Rider to the Deed of Trust (which refers to Section 2.16 of the Deed of Trust) is hereby amended as follows:

          "The following is added to the end of Section 2.16: 'In addition, Trustor shall cause JF Hotel III, Inc. ("Tenant") to comply with the foregoing obligations of Trustor."

               (e) Paragraph 16 of the Rider to the Deed of Trust (which refers to Section 2.23 of the Deed of Trust) is hereby amended as follows:

                    (i) Section 2.23(a) of the Deed of Trust shall be amended to include the following provisions, in addition to all of the other provisions thereof:

          "Trustor shall cause Tenant to perform in a timely manner all obligations of Tenant under the RIBM Management Agreement, and not to take or omit to take any action which would impair Tenant's or Trustor's rights thereunder or to cause the RIBM Management Agreement to be terminated prior to the date of expiration of its term. Trustor shall cause Tenant to give to Beneficiary prompt written notice of any default under the RIBM Management Agreement, whether by Trustor, Tenant or RIBM. Trustor shall cause Tenant not to modify or amend the RIBM Management Agreement, terminate or surrender the RIBM Management Agreement or release or discharge RIBM from any of its obligations thereunder."

                    (ii) Section 2.23(b) of the Deed of Trust shall be amended to include the following provisions, in addition to all of the other provisions thereof:

          "Trustor shall cause Tenant to perform in a timely manner all obligations of Tenant under the RIBM Franchise Agreement, and not to take or omit to take any action which would impair Tenant's or Trustor's rights thereunder or to cause the RIBM Franchise Agreement to be terminated prior to the date of expiration of its term. Trustor shall cause Tenant to give to Beneficiary prompt written notice of any default under the RIBM Franchise Agreement, whether by Trustor, Tenant or Marriott. Trustor shall cause Tenant not to modify or amend the RIBM Franchise Agreement, terminate or surrender the RIBM Franchise Agreement or release or discharge Marriott from any of its obligations thereunder."

               (f) A new Section 2.24 is hereby added to the Deed of Trust as follows:

               "Section 2.24 Tenant's Obligations. Without limiting any other provision of this Deed of Trust, Trustor shall cause Tenant to perform, observe and comply with all covenants, agreements and obligations of Trustor under this Deed of Trust relating to the use, operation, management, repair, maintenance and/or replacement of the Mortgaged Property, or any portion thereof, and including, without limitations, the obligations of Trustor under the FF&E Agreement."

               (g) Paragraph 17 of the Rider to the Deed of Trust (which refers to Section 3.04 of the Deed of Trust) is hereby amended to add a new second paragraph thereto as follows:

          "Section 3.05. Assignment of Agreements. In addition to, and without limiting any of the provisions of, Section 3.01 above, Trustor hereby assigns to Beneficiary all of Trustor's rights and interests under the RIBM Management Agreement and the RIBM Franchise Agreement, as the same may hereafter be amended or modified in accordance with the provisions hereof, and the proceeds and products thereof. The foregoing assignment constitutes a present and absolute assignment to Beneficiary as of the date of this Deed of Trust; provided, however, that Beneficiary hereby confers upon Trustor a license to enforce the terms and provisions of the RIBM Management Agreement and/or the RIBM Franchise Agreement so long as no Event of Default has occurred. Upon the occurrence of an Event of Default, Beneficiary shall have the right, in its sole discretion, to give notice to RIBM and/or Marriott, as applicable, of Beneficiary's intent to enforce the rights of Trustor under the RIBM Management Agreement and/or the RIBM Franchise Agreement, as applicable, and may initiate or participate in any legal proceedings respecting the enforcement of such rights. Trustor acknowledges that by accepting the foregoing assignment, Beneficiary shall not assume any of Trustor's obligations under the RIBM Management Agreement or the RIBM Franchise Agreement. Trustor agrees not to further assign, for security purposes or otherwise, Trustor's rights under the RIBM Management Agreement or the RIBM Franchise Agreement without Beneficiary's prior written consent. The foregoing assignment shall secure the payment and performance of all covenants, agreements and obligations of Trustor under the Loan Documents."

               (h) Paragraph 19 of the Rider of the Deed of Trust (which refers to Section 4.01 of the Deed of Trust), is hereby amended and restated in its entirety to read as follows:

          "(q) The occurrence of a default, event of default or breach by Trustor, Tenant, RIBM or Marriott under the RIBM Management Agreement or the RIBM Franchise Agreement, or Trustor shall, for any reason, cease to operate or to cause to be operated the Mortgaged Property under the franchise granted under the RIBM Franchise Agreement.

          "(r) The occurrence of a default, event of default or breach by Trustor or Tenant under the Operating Lease Agreement dated as of November 1, 1996, or the occurrence of any of the events or conditions described in subparagraphs (h) through (m) above by or with respect to Tenant."

          11. Amendment of Escrow Agreement. The Escrow Agreement is hereby amended to provide that all references in the Escrow Agreement to the Management Agreement shall mean and refer to the Management Agreement as amended by the Marriott Agreements Amendment.

          12. Amendment of Marriott Subordination. Borrower and Buyer acknowledge and agree that the Marriott Subordination shall be amended as more particularly provided in the Amended Marriott Subordination executed and delivered by Borrower, Buyer, Lender, Tenant, RIBM and Marriott currently herewith.

          13. Tenant Agreements. in consideration for Lender's entering into this Agreement, Tenant hereby agrees in favor of Lender as follows:

               (a) This Agreement, as to Tenant, constitutes a security agreement under the California Uniform Commercial Code, and Tenant hereby grants to Lender a security interest in and to all tangible and intangible personal property owned by Tenant or in which Tenant has any right, title or interest and used by Buyer or Tenant in connection with the Mortgaged Property, including, without limitation, (i) all equipment, fittings, furniture, furnishings, appliances, apparatus, and machinery now or hereafter installed in the Mortgaged Property, and all building materials, supplies and equipment now or hereafter delivered to the Mortgaged Property and intended to be installed therein; all fixtures, other goods and personal property of whatever kind and nature now contained on or in or hereafter placed on or in the Mortgaged Property and used or to be used in connection with the letting or operation thereof, including, without limitation, all inventories of items provided to or for the use of, or held by Tenant for sale to, hotel guests, facilities users, restaurant patrons or members of the public, including, without limitation, linens, tableware, glassware, utensils, toiletries, food items, beverages, and gift, sundry and/or newspaper shop items and inventories; (ii) all room rents and charges, reservation charges, forfeited room reservation deposits, food and beverage revenues, parking revenues, revenues from telephones, copying, telecopying or television usage, and all other fees, charges, accounts and other payments for the use or occupancy of rooms and other public facilities or areas in the Mortgaged Property; (iii) all accounts, escrows, documents, instruments and general intangibles, and all contract rights, franchises, books, records, plans, specifications, permits, licenses, approvals, actions and causes of action which now or hereafter relate to, derive from or are used in connection with the Mortgaged Property or the use or operation thereof or the conduct of any business or activities thereon, including, without limitation, all right, title and interest of Tenant in and under the Escrow Account established under the Escrow Agreement, and the Management Agreement, as amended by the Marriott Agreements Amendment; and (iv) all proceeds and products of any of the foregoing. Tenant grants to Beneficiary such security interest as security for the payment or performance by Buyer of all of Buyer's covenants, agreements and obligations under the Loan Documents. In connection with such security interest, Lender shall have all the rights and remedies of a secured creditor under Division 9 of the California Uniform Commercial Code, as amended or rectified from time to time. Tenant shall execute, acknowledge and deliver to Lender and/or shall cause RIBM to execute, acknowledge and deliver to Lender such UCC-1 financing statements, notices to escrow holders and custodians, and other documents and instruments as Lender shall require in order to perfect and preserve such security interest.

               (b) In addition to, and without limiting any of the provisions of subparagraph (a) above, Tenant hereby assigns to Lender all of Tenant's rights and interests under the Management Agreement and the Franchise Agreement, each as amended by the Marriott Agreements Amendment, and as the same may hereafter be amended or modified in accordance with the provisions hereof, and the proceeds and products thereof. The foregoing assignment constitutes a present and absolute assignment to Lender as of the date of this Agreement; provided, however, that Lender hereby confers upon Tenant a license to enforce the terms and provisions of the Management Agreement and/or the Franchise Agreement, each as amended, so long as no Event Default has occurred. Upon the occurrence of an Event of Default, Lender shall have the right, in its sole discretion, to give notice to RIBM and/or Marriott, as applicable, of Lender's intent to enforce the rights of Tenant under the Management Agreement or the Franchise Agreement, as amended, and may initiate or participate in any legal proceedings respecting the enforcement of such rights. Tenant acknowledges that by accepting the foregoing assignment, Lender shall not assume any of Tenant's obligations under the Management Agreement or the Franchise Agreement, as amended. Tenant agrees not to further assign, for security purposes or otherwise, Tenant's rights under the Management Agreement or the Franchise Agreement, as amended, without Lender's prior written consent. The foregoing assignment shall secure the payment and performance of all covenants, agreements and obligations of Buyer under the Loan Documents.

               (c) Tenant shall perform, observe and comply with all covenants, agreements and obligations of Buyer under the Deed of Trust and the other Loan Documents relating to the use, operation, management, repair, maintenance and/or replacement of the Property, or any portion thereof, and including, without limitation, the obligations of Buyer under the Escrow Agreement. In addition, Tenant shall timely perform all obligations of

Tenant under the Management Agreement or the Franchise Agreement, as amended, and shall not take any action or omit to take any action which would impair Tenant's rights thereunder or to cause the Management Agreement or the Franchise Agreement, as amended, to be terminated prior to the date of expiration of its term. Tenant shall give to Lender prompt written notice of any default under the Management Agreement or the Franchise Agreement, as amended, whether by Tenant, Buyer, RIBM or Marriott. Except with the prior written consent of Lender, Tenant shall not modify or amend the Management Agreement or the Franchise Agreement, as amended, terminate or surrender the Management Agreement or the Franchise Agreement, as amended, or release or discharge RIBM from any of its obligations thereunder.

               (d) Tenant hereby authorizes Lender, without giving notice to Tenant or obtaining Tenant's consent or without affecting Tenant's obligations under this Agreement, from time to time to: (i) renew or extend all or any portion of Buyer's obligations under the Note or any of the other Loan Documents; (ii) declare all sums owing to Lender under the Note or the other Loan Documents due and payable upon the occurrence of an Event of Default under the Loan Documents; (iii) make changes in the dates specified for payment of any amounts payable in periodic installments under the Note or any of the other Loan Documents; (iv) otherwise modify the terms of any of the Loan Documents; (v) take and hold security for the performance of Buyer's obligations under the Note or the other Loan Documents, and exchange, enforce, waive and release any such security; (vi) apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; (vii) release, substitute or add any one or more endorsers of the Note or guarantors of Buyer's obligations under the Note or the other Loan Documents; (viii) apply payments received by Lender from Buyer to any obligations of Buyer to Lender in such order as Lender shall determine in its sole discretion; and (ix) assign Buyer's obligations under the Loan Documents in whole or in part.

               (e) Tenant hereby waives: (i) any defense based upon any legal disability of Buyer to enter into this Agreement or any of the other Loan Documents or any other defense of Buyer; (ii) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Buyer or any principal of Buyer or any defect in the formation of Buyer or any principal of Buyer; (iii) any defense based upon the application of the proceeds of the loan evidenced by the Note by Buyer for purposes other than the purposes represented by Buyer to Lender or intended or understood by Lender or such parties; (iv) any and all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as nonjudicial foreclosure, may have destroyed Tenant's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise; (v) any defense based upon Lender's failure to disclose to such party any information concerning Borrower's or Buyer's financial condition or any other circumstances bearing on Borrower's or Buyer's ability to perform its obligations under the Note of any of the other Loan Documents; (vi) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (vii) any defense based upon Lender's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (viii) any defense based upon any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code; (ix) any right of subrogation, any right to enforce any remedy which Lender may have against Buyer and any right to participate in, or benefit from, any security for the Note or the Loan Documents now or hereafter held by Lender; (x) presentment, demand, protest and notice of any kind; and (xi) the benefit of any statute of limitations affecting the liability of Buyer hereunder or the enforcement hereof. Without limiting the generality of the foregoing or any other provision hereof, Tenant expressly waives to the extent permitted by law any and all rights and defenses which might otherwise be available to Tenant under California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433 or under California Code of Civil Procedures Section 580a, 580b, 580d and 726, or any of such sections, as amended or recodified from time to time.

          14. Waivers. In further consideration for Lender entering into this Agreement, Buyer hereby waives, with respect to the Loan, any and all rights under Sections 580a, 580b, 580d and 726 of the California Code of Civil Procedure, as amended or recodified from time to time, and any other antideficiency or similar laws which, except for this waiver, would otherwise limit, qualify or reduce the obligations of Buyer under the Loan Documents.

          15. No Impairment. Nothing contained herein shall affect or be construed to affect any liens, charges, security interests or encumbrances created by the Deed of Trust or the other Loan Documents or the priority of any such liens, charges, security interests or encumbrances over any other liens, charges, security interests or encumbrances. All assignments and transfers by Borrower to Buyer are subject to the liens, charges, security interests and encumbrances held by Lender.

          16. References. Each reference in the Loan Documents to the "Loan Documents", or to the "Deed of Trust" or any of the other documents constituting the "Loan Documents," shall be deemed to mean any such term as defined in and/or amended pursuant to this Agreement, as the context requires.

          17. Limitation on Amendment. Except as modified by this Agreement, all of the terms, conditions and provisions of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the parties.

          18. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

          19. Attorneys' Fees. If any attorney is engaged by Lender to enforce or construe any provision of this Agreement, or as a consequence of any default under this Agreement, with or without the filing of any legal action or proceeding, Buyer shall pay to Lender, immediately upon demand, all reasonable attorneys' fees and costs incurred by Lender in connection therewith, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance of the Note as specified therein.

          20. Counterparts. This Agreement may be executed in two or more counterparts, each of which when executed and delivered to Lender will be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

BORROWER:                          SUNNYVALE RESIDENCE ASSOCIATES,
                                   a Kansas limited partnership


                                   By: /s/ Jack P. DeBoer
                                       -----------------------------------------
                                       Jack P. DeBoer,
                                       General Partner


BUYER:                             INNKEEPERS RESIDENCE SILI II, L.P.,
                                   a Virginia limited partnership


                                   By: Innkeepers Residence Sili II, Inc.,
                                       a Virginia corporation, General Partner


                                   By: /s/ Jeffery H. Fisher
                                       -----------------------------------------
                                   Title:  President
                                          --------------------------------------


TENANT:                            JF HOTEL III, INC., a Virginia corporation


                                   By: /s/ Frederic M. Shaw
                                       -----------------------------------------
                                   Title:  President
                                          --------------------------------------


LENDER: MASSACHUSETTS MUTUAL LIFE INSURANCE CORPORATION, a Massachusetts corporation


                                   By: /s/ David G. Lauretti
                                       -----------------------------------------
                                          David G. Lauretti
                                   Title: Senior Managing Director